                                                                   Exhibit 10.55

                     SUPPLEMENTAL INDENTURE TO BE DELIVERED
                          BY GUARANTEEING SUBSIDIARIES

         Supplemental Indenture (this "Supplemental Indenture"), dated as of
March 10, 2005, among L-3 Communications Corporation (or its permitted successor), a Delaware corporation (the "Company"), each a direct or indirect subsidiary of the Company signatory hereto (each, a "Guaranteeing Subsidiary", and collectively, the "Guaranteeing Subsidiaries"), and The Bank of New York, as
trustee under the indenture referred to below (the "Trustee").

                               W I T N E S S E T H

                  WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of May 21, 2003 providing for the issuance of an unlimited amount of 6 1/8% Senior Subordinated Notes due
2013 (the "Notes");

                  WHEREAS, the Indenture provides that under certain
circumstances the Guaranteeing Subsidiaries shall execute and deliver to the
Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of the Company's Obligations (as defined in the Indenture) under the Notes and the Indenture on the terms and conditions set forth herein (the "Subsidiary Guarantee"); and

                  WHEREAS, pursuant to Section 9.01 of the Indenture, the
Trustee is authorized to execute and deliver this Supplemental Indenture.

                  NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

                   1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

                   2. AGREEMENT TO GUARANTEE. Each Guaranteeing Subsidiary
hereby agrees as follows:

                      (a) Such Guaranteeing Subsidiary, jointly and severally
                          with all other current and future guarantors of the
                          Notes (collectively, the "Guarantors" and each, a
                          "Guarantor"), unconditionally guarantees to each
                          Holder of a Note authenticated and delivered by the
                          Trustee and to the Trustee and its successors and
                          assigns, regardless of the validity and enforceability
                          of the Indenture, the Notes or the Obligations of the
                          Company under the Indenture or the Notes, that:

                          (i)  the principal of, premium, interest and
                               Additional Amounts, if any, on the Notes will be
                               promptly paid in full when due, whether at
                               maturity, by acceleration, redemption or
                               otherwise, and interest on the overdue principal
                               of, premium, interest and Additional Amounts, if
                               any, on the

                               Notes, to the extent lawful, and all other
                               Obligations of the Company to the Holders or the
                               Trustee thereunder or under the Indenture will be
                               promptly paid in full, all in accordance with the
                               terms thereof; and

                          (ii) in case of any extension of time for payment or
                               renewal of any Notes or any of such other
                               Obligations, that the same will be promptly paid
                               in full when due in accordance with the terms of
                               the extension or renewal, whether at stated
                               maturity, by acceleration or otherwise.

                      (b) Notwithstanding the foregoing, in the event that this
                          Subsidiary Guarantee would constitute or result in a
                          violation of any applicable fraudulent conveyance or
                          similar law of any relevant jurisdiction, the
                          liability of such Guaranteeing Subsidiary under this
                          Supplemental Indenture and its Subsidiary Guarantee
                          shall be reduced to the maximum amount permissible
                          under such fraudulent conveyance or similar law.

                  3.  EXECUTION AND DELIVERY OF SUBSIDIARY GUARANTEES.

                      (a) To evidence its Subsidiary Guarantee set forth in this
                          Supplemental Indenture, such Guaranteeing Subsidiary
                          hereby agrees that a notation of such Subsidiary
                          Guarantee substantially in the form of Exhibit F to
                          the Indenture shall be endorsed by an officer of such
                          Guaranteeing Subsidiary on each Note authenticated and
                          delivered by the Trustee after the date hereof.

                      (b) Notwithstanding the foregoing, such Guaranteeing
                          Subsidiary hereby agrees that its Subsidiary Guarantee
                          set forth herein shall remain in full force and effect
                          notwithstanding any failure to endorse on each Note a
                          notation of such Subsidiary Guarantee.

                      (c) If an Officer whose signature is on this Supplemental
                          Indenture or on the Subsidiary Guarantee no longer
                          holds that office at the time the Trustee
                          authenticates the Note on which a Subsidiary Guarantee
                          is endorsed, the Subsidiary Guarantee shall be valid
                          nevertheless.

                      (d) The delivery of any Note by the Trustee, after the
                          authentication thereof under the Indenture, shall
                          constitute due delivery of the Subsidiary Guarantee
                          set forth in this Supplemental Indenture on behalf of
                          each Guaranteeing Subsidiary.

                      (e) Each Guaranteeing Subsidiary hereby agrees that its
                          Obligations hereunder shall be unconditional,
                          regardless of the validity, regularity or
                          enforceability of the Notes or the Indenture, the

                          absence of any action to enforce the same, any waiver
                          or consent by any Holder of the Notes with respect to
                          any provisions hereof or thereof, the recovery of any
                          judgment against the Company, any action to enforce
                          the same or any other circumstance which might
                          otherwise constitute a legal or equitable discharge or
                          defense of a guarantor.

                      (f) Each Guaranteeing Subsidiary hereby waives diligence,
                          presentment, demand of payment, filing of claims with
                          a court in the event of insolvency or bankruptcy of
                          the Company, any right to require a proceeding first
                          against the Company, protest, notice and all demands
                          whatsoever and covenants that its Subsidiary Guarantee
                          made pursuant to this Supplemental Indenture will not
                          be discharged except by complete performance of the
                          Obligations contained in the Notes and the Indenture.

                      (g) If any Holder or the Trustee is required by any court
                          or otherwise to return to the Company or any
                          Guaranteeing Subsidiary, or any custodian, Trustee,
                          liquidator or other similar official acting in
                          relation to either the Company or such Guaranteeing
                          Subsidiary, any amount paid by either to the Trustee
                          or such Holder, the Subsidiary Guarantee made pursuant
                          to this Supplemental Indenture, to the extent
                          theretofore discharged, shall be reinstated in full
                          force and effect.

                      (h) Each Guaranteeing Subsidiary agrees that it shall not
                          be entitled to any right of subrogation in relation to
                          the Holders in respect of any Obligations guaranteed
                          hereby until payment in full of all Obligations
                          guaranteed hereby. Each Guaranteeing Subsidiary
                          further agrees that, as between such Guaranteeing
                          Subsidiary, on the one hand, and the Holders and the
                          Trustee, on the other hand:

                          (i)  the maturity of the Obligations guaranteed hereby
                               may be accelerated as provided in Article 6 of
                               the Indenture for the purposes of the Subsidiary
                               Guarantee made pursuant to this Supplemental
                               Indenture, notwithstanding any stay, injunction
                               or other prohibition preventing such acceleration
                               in respect of the Obligations guaranteed hereby;
                               and

                          (ii) in the event of any declaration of acceleration
                               of such Obligations as provided in Article 6 of
                               the Indenture, such Obligations (whether or not
                               due and payable) shall forthwith become due and
                               payable by such Guaranteeing Subsidiary for the
                               purpose of the Subsidiary Guarantee made pursuant
                               to this Supplemental Indenture.

                      (i) Each Guaranteeing Subsidiary shall have the right to
                          seek contribution from any other non-paying
                          Guaranteeing Subsidiary so long as the exercise of
                          such right does not impair the rights of the Holders
                          or the Trustee under the Subsidiary Guarantee made
                          pursuant to this Supplemental Indenture.

                   4. GUARANTEEING SUBSIDIARY MAY CONSOLIDATE, ETC. ON CERTAIN
                      TERMS.

                      (a) Except as set forth in Articles 4 and 5 of the
                          Indenture, nothing contained in the Indenture, this
                          Supplemental Indenture or in the Notes shall prevent
                          any consolidation or merger of any Guaranteeing
                          Subsidiary with or into the Company or any other
                          Guarantor or shall prevent any transfer, sale or
                          conveyance of the property of any Guaranteeing
                          Subsidiary as an entirety or substantially as an
                          entirety, to the Company or any other Guarantor.

                      (b) Except as set forth in Article 4 and 5 of the
                          Indenture, nothing contained in the Indenture, this
                          Supplemental Indenture or in the Notes shall prevent
                          any consolidation or merger of any Guaranteeing
                          Subsidiary with or into a corporation or corporations
                          other than the Company or any other Guarantor (in each
                          case, whether or not affiliated with the Guaranteeing
                          Subsidiary), or successive consolidations or mergers
                          in which a Guaranteeing Subsidiary or its successor or
                          successors shall be a party or parties, or shall
                          prevent any sale or conveyance of the property of any
                          Guaranteeing Subsidiary as an entirety or
                          substantially as an entirety, to a corporation other
                          than the Company or any other Guarantor (in each case,
                          whether or not affiliated with the Guaranteeing
                          Subsidiary) authorized to acquire and operate the
                          same; provided, however, that each Guaranteeing
                          Subsidiary hereby covenants and agrees that (i)
                          subject to the Indenture, upon

                          any such consolidation, merger, sale or conveyance,
                          the due and punctual performance and observance of all
                          of the covenants and conditions of the Indenture and
                          this Supplemental Indenture to be performed by such
                          Guaranteeing Subsidiaries, shall be expressly assumed
                          (in the event that such Guaranteeing Subsidiary is not
                          the surviving corporation in the merger), by
                          supplemental indenture satisfactory in form to the
                          Trustee, executed and delivered to the Trustee, by the
                          corporation formed by such consolidation, or into
                          which such Guaranteeing Subsidiary shall have been
                          merged, or by the corporation which shall have
                          acquired such property and (ii) immediately after
                          giving effect to such consolidation, merger, sale or
                          conveyance no Default or Event of Default exists.

                      (c) In case of any such consolidation, merger, sale or
                          conveyance and upon the assumption by the successor
                          corporation, by supplemental indenture, executed and
                          delivered to the Trustee and satisfactory in form to
                          the Trustee, of the Subsidiary Guarantee made pursuant
                          to this Supplemental Indenture and the due and
                          punctual performance of all of the covenants and
                          conditions of the Indenture and this Supplemental
                          Indenture to be performed by such Guaranteeing
                          Subsidiary, such successor corporation shall succeed
                          to and be substituted for such Guaranteeing Subsidiary
                          with the same effect as if it had been named herein as
                          the Guaranteeing Subsidiary. Such successor
                          corporation thereupon may cause to be signed any or
                          all of the Subsidiary Guarantees to be endorsed upon
                          the Notes issuable under the Indenture which
                          theretofore shall not have been signed by the Company
                          and delivered to the Trustee. All the Subsidiary
                          Guarantees so issued shall in all respects have the
                          same legal rank and benefit under the Indenture and
                          this Supplemental Indenture as the Subsidiary
                          Guarantees theretofore and thereafter issued in
                          accordance with the terms of the Indenture and this
                          Supplemental Indenture as though all of such
                          Subsidiary Guarantees had been issued at the date of
                          the execution hereof.

                  5.  RELEASES.

                      (a) Concurrently with any sale of assets (including, if
                          applicable, all of the Capital Stock of a Guaranteeing
                          Subsidiary), all Liens, if any, in favor of the
                          Trustee in the assets sold thereby shall be released;
                          provided that in the event of an Asset Sale, the Net
                          Proceeds from such sale or other disposition are
                          treated in accordance with the provisions of Section
                          4.10 of the Indenture. If the assets sold in such sale
                          or other disposition include all or substantially all
                          of the assets of a Guaranteeing Subsidiary or all of
                          the Capital Stock of a Guaranteeing Subsidiary, then
                          the Guaranteeing Subsidiary (in the event of a sale or
                          other disposition of all of the Capital Stock of such
                          Guaranteeing Subsidiary) or the Person acquiring the
                          property (in the

                          event of a sale or other disposition of all or
                          substantially all of the assets of such Guaranteeing
                          Subsidiary) shall be released from and relieved of its
                          Obligations under this Supplemental Indenture and its
                          Subsidiary Guarantee made pursuant hereto; provided
                          that in the event of an Asset Sale, the Net Proceeds
                          from such sale or other disposition are treated in
                          accordance with the provisions of Section 4.10 of the
                          Indenture. Upon delivery by the Company to the Trustee
                          of an Officers' Certificate to the effect that such
                          sale or other disposition was made by the Company or
                          the Guaranteeing Subsidiary, as the case may be, in
                          accordance with the provisions of the Indenture and
                          this Supplemental Indenture, including without
                          limitation, Section 4.10 of the Indenture, the Trustee
                          shall execute any documents reasonably required in
                          order to evidence the release of the Guaranteeing
                          Subsidiary from its Obligations under this
                          Supplemental Indenture and its Subsidiary Guarantee
                          made pursuant hereto. If the Guaranteeing Subsidiary
                          is not released from its obligations under its
                          Subsidiary Guarantee, it shall remain liable for the
                          full amount of principal of and interest on the Notes
                          and for the other obligations of such Guaranteeing
                          Subsidiary under the Indenture as provided in this
                          Supplemental Indenture.

                      (b) Upon the designation of a Guaranteeing Subsidiary as
                          an Unrestricted Subsidiary in accordance with the
                          terms of the Indenture, such Guaranteeing Subsidiary
                          shall be released and relieved of its Obligations
                          under its Subsidiary Guarantee and this Supplemental
                          Indenture. Upon delivery by the Company to the Trustee
                          of an Officers' Certificate and an Opinion of Counsel
                          to the effect that such designation of such
                          Guaranteeing Subsidiary as an Unrestricted Subsidiary
                          was made by the Company in accordance with the
                          provisions of the Indenture, including without
                          limitation Section 4.07 of the Indenture, the Trustee
                          shall execute any documents reasonably required in
                          order to evidence the release of such Guaranteeing
                          Subsidiary from its Obligations under its Subsidiary
                          Guarantee. Any Guaranteeing Subsidiary not released
                          from its Obligations under its Subsidiary Guarantee
                          shall remain liable for the full amount of principal
                          of and interest on the Notes and for the other
                          Obligations of any Guaranteeing Subsidiary under the
                          Indenture as provided herein.

                      (c) Each Guaranteeing Subsidiary shall be released and
                          relieved of its obligations under this Supplemental
                          Indenture in accordance with, and subject to, Section
                          4.18 of the Indenture.

         6. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, stockholder or agent of any Guaranteeing
Subsidiary, as such, shall have any liability for any Obligations of the Company or any Guaranteeing Subsidiary under the Notes, any Subsidiary Guarantees, the
Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such Obligations or their creation. Each Holder of the
Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the SEC that such a waiver is against public policy.

         7. SUBORDINATION OF SUBSIDIARY GUARANTEES; ANTI-LAYERING. No
Guaranteeing Subsidiary shall incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to any Senior Debt of a Guaranteeing Subsidiary and senior in any respect in right of payment to any of the Subsidiary Guarantees.
Notwithstanding the foregoing sentence, the Subsidiary Guarantee of each
Guaranteeing Subsidiary shall be subordinated to the prior payment in full of all Senior Debt of that Guaranteeing Subsidiary (in the same manner and to the same extent that the Notes are subordinated to Senior Debt), which shall include all guarantees of Senior Debt.

         8. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         9. COUNTERPARTS. The parties may sign any number of copies of this
Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         10. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

         11. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental
Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the Company.

                  IN WITNESS WHEREOF, the parties hereto have caused this
Supplemental Indenture to be duly executed, all as of the date first above written.

Dated: March 10, 2005               L-3 COMMUNICATIONS CORPORATION

                                    By: /s/ Christopher C. Cambria
                                        ----------------------------------------
                                        Name: Christopher C. Cambria
                                        Title: Senior Vice President, Secretary
                                               and General Counsel

Dated: March 10, 2005         APCOM, INC., a Maryland corporation
                              BROADCAST SPORTS INC., a Delaware corporation
                              D.P. ASSOCIATES INC., a Virginia corporation
                              ELECTRODYNAMICS, INC., an Arizona corporation
                              HENSCHEL INC., a Delaware corporation
                              HYGIENETICS ENVIRONMENTAL SERVICES, INC., a
                                  Delaware corporation
                              INTERSTATE ELECTRONICS CORPORATION, a California
                                  corporation
                              KDI PRECISION PRODUCTS, INC., a Delaware
                                  corporation
                              L-3 COMMUNICATIONS AEROMET, INC., an Oregon
                                  corporation
                              L-3 COMMUNICATIONS VERTEX AEROSPACE LLC, a
                                  Delaware limited liability company L-3
                              COMMUNICATIONS AIS GP CORPORATION, a Delaware
                                  corporation L-3 COMMUNICATIONS
                              AVIONICS SYSTEMS, INC., a Delaware corporation L-3
                                  COMMUNICATIONS AVYSIS
                              CORPORATION, a Texas corporation
                              L-3 COMMUNICATIONS AYDIN CORPORATION, a Delaware
                                  corporation
                              L-3 COMMUNICATIONS CE HOLDINGS, INC., a Delaware
                                  corporation
                              L-3 COMMUNICATIONS CINCINNATI ELECTRONICS
                                  CORPORATION, an Ohio corporation
                              L-3 COMMUNICATIONS CSI, INC., a California
                                  corporation
                              L-3 COMMUNICATIONS ELECTRON TECHNOLOGIES, INC., a
                                  Delaware corporation
                              L-3 COMMUNICATIONS ESSCO, INC., a Delaware
                                  corporation
                              L-3 COMMUNICATIONS FLIGHT INTERNATIONAL AVIATION
                                  LLC, a Delaware limited liability company
                              L-3 COMMUNICATIONS FLIGHT CAPITAL LLC, a Delaware
                                  limited liability company
                              L-3 COMMUNICATIONS GOVERNMENT SERVICES, INC., a
                                  Virginia corporation
                              L-3 COMMUNICATIONS ILEX SYSTEMS, INC., a Delaware
                                  corporation
                              L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P., a
                                  Delaware limited partnership
                              L-3 COMMUNICATIONS INVESTMENTS INC., a Delaware
                                  corporation
                              L-3 COMMUNICATIONS KLEIN ASSOCIATES, INC., a
                                  Delaware corporation
                              L-3 COMMUNICATIONS MAPPS INVESTMENTS, LLC, a
                                  Delaware limited liability company

                              L-3 COMMUNICATIONS MAS (US) CORPORATION, a
                                  Delaware corporation
                              L-3 COMMUNICATIONS SECURITY AND DETECTION SYSTEMS,
                                  INC., a Delaware corporation
                              L-3 COMMUNICATIONS STORM CONTROL SYSTEMS, INC., a
                                  California corporation
                              L-3 COMMUNICATIONS VECTOR INTERNATIONAL AVIATION
                                  LLC, a Delaware limited liability company
                              L-3 COMMUNICATIONS WESTWOOD CORPORATION, a Nevada
                                  corporation
                              MCTI ACQUISITION CORPORATION, a Maryland
                                  corporation
                              MICRODYNE COMMUNICATIONS TECHNOLOGIES
                                  INCORPORATED, a Maryland corporation
                              MICRODYNE CORPORATION, a Maryland corporation
                              MICRODYNE OUTSOURCING INCORPORATED, a Maryland
                                  corporation
                              MPRI, INC., a Delaware corporation
                              PAC ORD INC., a Delaware corporation
                              POWER PARAGON, INC., a Delaware corporation
                              SHIP ANALYTICS, INC., a Connecticut corporation
                              SHIP ANALYTICS INTERNATIONAL, INC., a Delaware
                                  corporation
                              SHIP ANALYTICS USA, INC., a Connecticut
                                  corporation
                              SPD ELECTRICAL SYSTEMS, INC., a Delaware
                                  corporation
                              SPD SWITCHGEAR INC., a Delaware corporation
                              SYCOLEMAN CORPORATION, a Florida corporation
                              TROLL TECHNOLOGY CORPORATION, a California
                                  corporation
                              WESCAM AIR OPS INC., a Delaware corporation
                              WESCAM AIR OPS LLC, a Delaware limited liability
                                  company
                              WESCAM HOLDINGS (US) INC., a Delaware corporation
                              WESCAM INCORPORATED, a Florida corporation
                              WESCAM LLC, a Delaware limited liability company
                              WESCAM SONOMA INC., a California corporation
                              WOLF COACH, INC., a Massachusetts corporation
                                        As Guaranteeing Subsidiaries

                                    By: /s/ Christopher C. Cambria
                                        ----------------------------------------
                                        Name: Christopher C. Cambria
                                        Title: Vice President, Secretary

Dated:  March 10, 2005                      THE BANK OF NEW YORK,
                                            as Trustee

                                            By: /s/ Kisha A. Holder
                                                --------------------------------
                                                Name: Kisha A. Holder
                                                Title: Assistant Vice President